UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Austerlitz Acquisition Corporation I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION

LETTER TO SHAREHOLDERS OF AUSTERLITZ ACQUISITION CORPORATION I

1701 Village Center Circle

Las Vegas, Nevada 89134

Dear Austerlitz Acquisition Corporation I Shareholder:

You are cordially invited to attend an extraordinary general meeting of Austerlitz Acquisition Corporation I, a Cayman Islands exempted company (“Austerlitz” or the “Company”), which will be held on [●], 2022, at [TIME] a.m., Eastern Time, at the Company’s offices located at 1701 Village Center Circle, Las Vegas Nevada, and virtually over the Internet via live audio webcast at [                ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

Due to the current novel coronavirus (“COVID-19”) global pandemic, there are restrictions in place in many jurisdictions relating to the ability to conduct in-person meetings. As part of our precautions regarding COVID-19, we are planning for the Shareholder Meeting to be held virtually over the Internet via live audio webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be permitted to attend the Shareholder Meeting in person at the Company’s offices only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the Shareholder Meeting, vote, and submit questions via live audio webcast by visiting [                ] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

The attached Notice of the Shareholder Meeting and proxy statement describe the business Austerlitz will conduct at the Shareholder Meeting and provide information about Austerlitz that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated [●], 2022 and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Memorandum and Articles of Association by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Memorandum and Articles of Association”) to change the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, from March 2, 2023 (the “Original Termination Date”) to [THE DATE OF SHAREHOLDER MEETING] (the “Amended Termination Date”) (the “Charter Amendment Proposal”);

2.

Proposal No. 2 — Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated March 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to [THE DATE OF SHAREHOLDER MEETING] (the “Trust Amendment Proposal”); and

3.

Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from (i) the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), the Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares) and the Class C ordinary shares, par value $0.0001 per share (the “Class C Ordinary Shares”, and together with the Class A
Ordinary Shares and the Class B Ordinary Shares, the “Ordinary Shares”) to approve the Charter

Amendment Proposal and/or (ii) the holders of the Class A Ordinary Shares and Class B Ordinary Shares to approve the Trust Amendment Proposal or (y) if Austerlitz’s board of directors (the “Board”) determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Memorandum and Articles of Association currently provide that Austerlitz has until the Original Termination Date to complete its initial business combination and, if Austerlitz does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Class A Ordinary Shares issued in the IPO (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s then remaining shareholders and Austerlitz’s board of directors (the “Board”), liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Charter Amendment Proposal is approved, and because Austerlitz will not be able to complete an initial business combination by the Amended Termination Date, Austerlitz will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption (as defined below); (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Austerlitz in connection with either a closing of an initial business combination or Austerlitz’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Austerlitz’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Austerlitz in connection with either a closing of an initial business combination or Austerlitz’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect Austerlitz’s shareholders from having to sustain their investment for an unreasonably long period if Austerlitz were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Austerlitz would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Austerlitz is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Voluntary Redemption”), without having to wait for approximately another five months to do so; (ii) Austerlitz will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”) and, subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Austerlitz to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in Austerlitz’s initial public offering were units comprised of one Class A Ordinary Share and one-fourth of one redeemable warrant (a “Public Warrant”). Austerlitz also plans to voluntarily delist the Class A Ordinary Shares, Public Warrants, and Units from the New York Stock Exchange (“NYSE”) as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Memorandum and Articles of Association.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Austerlitz reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the Shareholder Meeting Austerlitz will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

The Board has fixed the close of business on [                ], 2022 (the “Record Date”) as the record date for determining Austerlitz’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $10.00 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $690,000,000 as of the Record Date, divided by the total number of then outstanding Public

Shares. The closing price of the Class A Ordinary Shares on the NYSE on the Record Date was $[___]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[___] more per share than if the shares were sold in the open market. Austerlitz cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares, Class B Ordinary Shares, and Class C Ordinary Shares voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Austerlitz would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Austerlitz and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important.    Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO AUSTERLITZ’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER

DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

Enclosed is the Notice of Shareholder Meeting and accompanying proxy statement containing detailed information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Austerlitz urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Austerlitz Acquisition Corporation I

AUSTERLITZ ACQUISITION CORPORATION I

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF AUSTERLITZ ACQUISITION Corporation I

TO BE HELD ON [●], 2022

To the Shareholders of Austerlitz Acquisition Corporation I:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Austerlitz Acquisition Corporation I, a Cayman Islands exempted company (“Austerlitz” or the “Company”), will be held on [●], 2022, at [TIME] a.m., Eastern Time (the “Shareholder Meeting”), at the Company’s offices                      located at 1701 Village Center Circle, Las Vegas, Nevada, and virtually over the Internet via live audio webcast at [                    ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

Due to the current novel coronavirus (“COVID-19”) global pandemic, there are restrictions in place in many jurisdictions relating to the ability to conduct in-person meetings. As part of our precautions regarding COVID-19, we are planning for the Shareholder Meeting to be held virtually over the Internet via live audio webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). You will be permitted to attend the Shareholder Meeting in person at the Company’s offices                  only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the Shareholder Meeting, vote, and submit questions via live audio webcast by visiting [                    ] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) a charter amendment proposal to amend and restate the Company’s Memorandum and Articles of Association by adopting the second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Memorandum and Articles of Association”) to change the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, from March 2, 2023 (the “Original Termination Date”) to [THE DATE OF SHAREHOLDER MEETING] (the “Amended Termination Date”) (the “Charter Amendment Proposal”); (ii) a trust amendment proposal to amend the Investment Management Trust Agreement, dated March 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal”) and (iii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from (i) the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”) and Class C ordinary shares, par value $0.0001 per share (the “Class C Ordinary Shares,” and together with the Class A Ordinary Shares and the Class B Ordinary Shares, the “Ordinary Shares”) to approve the Charter Amendment Proposal and/or (ii) the holders of the Class A Ordinary Shares and Class B Ordinary Shares to approve the Trust Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal”), each as more fully described in the accompanying proxy statement, which is dated [●], 2022 and is first being mailed to shareholders on or about that date.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) holders of the Class A Ordinary

Shares issued in the IPO (the “Public Shares”) (the “Public Shareholders”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal (the “Voluntary Redemption”), without having to wait for approximately another five months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) Austerlitz will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Share Redemption”) and, subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Austerlitz to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. Austerlitz also plans to voluntarily delist the Class A Ordinary Shares from the New York Stock Exchange (“NYSE”) as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Memorandum and Articles of Association.

The full text of the resolutions to be voted on is as follows:

Proposal No. 1 — the Charter Amendment Proposal

“RESOLVED, as a special resolution, that, the existing amended and restated memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement.”

Proposal No. 2 — the Trust Amendment Proposal

“RESOLVED, that, conditional upon the effectiveness of the second amended and restated memorandum and articles of association of the Company, the amendment to the Investment Management Trust Agreement, dated March 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering to [THE DATE OF SHAREHOLDER MEETING] be and is hereby authorized and approved.”

Proposal No. 3 — the Adjournment Proposal

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the holders of the Class A Ordinary Shares and Class B Ordinary Shares to approve the Trust Amendment Proposal, Austerlitz may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. Austerlitz also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Shareholder Meeting Austerlitz will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Austerlitz would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Austerlitz and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The Board has fixed the close of business on [                ], 2022 (the “Record Date”) as the record date for determining Austerlitz’s shareholders entitled to receive notice of, and vote at, the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

As described above, pursuant to the Memorandum and Articles of Association, a Public Shareholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $10.00 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $690,000,000 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on NYSE on the Record Date was $[___]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[___] more per share than if the shares were sold in the open market. Austerlitz cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares. The approval of the Charter Amendment Proposal is a condition to the aforementioned exercise of redemption rights.

If the Charter Amendment Proposal is not approved or implemented, and a business combination is not completed on or before March 2, 2023, Austerlitz will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO AUSTERLITZ’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Record holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 69,000,000 issued and outstanding Class A Ordinary Shares, 14,785,715 issued and outstanding Class B Ordinary Shares and 14,785,715 issued and outstanding Class C Ordinary Shares. Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

As of the date of the proxy statement, the Sponsor and our independent directors hold 30% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. In addition to these shares, (i) approval of the Charter Amendment Proposal will require the affirmative vote of at least 36,142,857 Ordinary Shares held by the Public Shareholders (or approximately 52.4% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 3,285,714 Ordinary Shares held by the Public Shareholders (or approximately 4.8% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 39,675,000 Ordinary Shares held by the Public Shareholders (or 57.5% of the Class A Ordinary Shares); and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 19,714,286 Ordinary Shares held by the Public Shareholders (or approximately 28.6% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional vote from the Public Shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Your vote is very important.    Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Shareholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting.

Enclosed is the proxy statement containing important information about the Shareholder Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not

you plan to attend the Shareholder Meeting, Austerlitz urges you to read this material carefully and vote your shares.

If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali, Austerlitz’s proxy solicitor, by calling 800-662-5500, or banks and brokers can call 203-658-9400, or by emailing AUS.info@investor.morrowsodali.com.

This Notice of Shareholder Meeting and the accompanying proxy statement are dated [●], 2022 and are first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Austerlitz Acquisition Corporation I

[●], 2022

AUSTERLITZ ACQUISITION CORPORATION I

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF AUSTERLITZ ACQUISITION CORPORATION I

TO BE HELD ON [●], 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Austerlitz Acquisition Corporation I with respect to, among other things, Austerlitz’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Austerlitz’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Austerlitz does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Austerlitz’s ability to complete a business combination;

•	the market price and liquidity of the Class A Ordinary Shares;

•	the per-share redemption price; and

•	the timing of the Post-Amendment Share Redemption and Austerlitz’s liquidation, dissolution and delisting.

While forward-looking statements reflect Austerlitz’s good faith beliefs, they are not guarantees of future performance. Austerlitz disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Austerlitz’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in Austerlitz’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2021 in our Annual Report on Form 10-K for the year ended December 31, 2021, and in other reports filed by Austerlitz with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Austerlitz (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Austerlitz shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the

Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on [●], 2022, at [TIME] a.m., Eastern Time. The Shareholder Meeting will be held at the Company’s offices located at 1701 Village Center Circle, Las Vegas, Nevada, and virtually over the Internet via live audio webcast at [                                ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can attend the meeting, vote, and submit questions via live audio webcast by visiting [                                    ] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	Why am I receiving this proxy statement?

A:

Austerlitz is a blank check company incorporated as a Cayman Islands exempted company on December 21, 2020. Austerlitz was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities. Following the closing of the IPO on March 2, 2021 including the issuance of 9,000,000 Units as a result of the underwriter’s exercise in full of its over-allotment option, and the concurrent sales of warrants to our Sponsor (the “Private Placement Warrants”), an amount of $690,000,000 from the net proceeds of the sale of the Public Shares and the sale of Private Placement Warrants were placed in the Trust Account.

Like most blank check companies, the Memorandum and Articles of Association provide for the return of the IPO proceeds held in trust to the Public Shareholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment; (ii) Austerlitz will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Austerlitz to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. Austerlitz also plans to voluntarily delist the Class A Ordinary Shares from NYSE as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Memorandum and Articles of Association.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Austerlitz would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of Austerlitz and its shareholders. On this basis, Austerlitz believes that it is in the best interests of Austerlitz’s shareholders to amend and restate the Memorandum and Articles of Association and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on [●], 2022, at [TIME] a.m., Eastern Time, at the Company’s offices located at 1701 Village Center Circle, Las Vegas, Nevada, and virtually over the Internet via live audio webcast at [                            ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You will be permitted to attend the Shareholder Meeting in person at the Company’s offices only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting [                            ] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares, Class B Ordinary Shares or Class C Ordinary Shares on the close of business on [                            ], 2022, the Record Date for the Shareholder Meeting, you may vote with respect to the Charter Amendment Proposal and Adjournment Proposal in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares only on the close of business on [                        ], 2022, the Record Date for the Shareholder Meeting, you may also vote with respect to the Trust Amendment Proposal along with the Charter Amendment Proposal and Adjournment Proposal in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [TIME] a.m., Eastern Time, on [●], 2022, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

Voting in Person at the Meeting.    If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.

Voting Electronically.    You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting [                            ] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Please see the question “How do I attend the Shareholder Meeting via live audio webcast” below for further information on how to attend the Shareholder Meeting via live audio webcast.

Q:	How do I attend the Shareholder Meeting via live audio webcast?

A:

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the Shareholder Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at [●], or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting [●], 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser [                    ] and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing [1 800-450-7155 (toll-free) (or +1 857-999-9155] (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [                        ]#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	Austerlitz shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Amended and Restated Memorandum and Articles of Association by adopting the Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of this proxy statement to change the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, from the Original Termination Date to the Amended Termination Date;

Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to [THE DATE OF SHAREHOLDER MEETING]; and

Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from (i) the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or (ii) the holders of the Class A Ordinary Shares and Class B Ordinary Shares to approve the Trust Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”

After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Austerlitz and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Austerlitz and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Charter Amendment Proposal —  Interests of the Sponsor and Austerlitz’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and Austerlitz’s Officers and Directors,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are the proposals conditioned on one another?

A:

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from (i) the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or (ii) the holders of Class A Ordinary Shares and Class B Ordinary Shares to approve the Trust Amendment Proposal, Austerlitz may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. Austerlitz also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Shareholder Meeting, Austerlitz will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:	Why is Austerlitz proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A:

The Memorandum and Articles of Association currently provide that Austerlitz has until the Original Termination Date to complete its initial business combination and, if Austerlitz does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (a) after its receipt of the applicable instruction letter delivered by Austerlitz in connection with either a closing of an initial business combination or Austerlitz’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (b) upon the date that is the later of the Original Termination Date and such later date as may be approved by Austerlitz’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust

Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (a) after its receipt of the applicable instruction letter delivered by Austerlitz in connection with either a closing of an initial business combination or Austerlitz’s inability to effect an initial business combination within the time frame specified in the Second Amended and Restated Memorandum and Articles of Association or (b) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board believes that the current provisions of the Memorandum and Articles of Association and the existing Trust Agreement described above were included to protect Austerlitz’s shareholders from having to sustain their investment for an unreasonably long period if Austerlitz were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Austerlitz would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Austerlitz is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another five months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period; (ii) Austerlitz will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Austerlitz to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. Austerlitz also plans to voluntarily delist the Class A Ordinary Shares from NYSE as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of NYSE and the Memorandum and Articles of Association.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

In the event the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and Austerlitz is unable to complete a business combination on or before the Original Termination Date, Austerlitz will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The shares of the initial shareholders of Austerlitz, including the Sponsor, Austerlitz Acquisition Sponsor LP, and the Austerlitz directors (the “Austerlitz Initial Shareholders”), who own approximately 30% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Austerlitz Initial Shareholders, an additional 19,714,286 Ordinary Shares held by the Public Shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Austerlitz does not expect there to be any broker non-votes at the Shareholder Meeting. If a quorum is not present within half an hour from the time appointed for the Shareholder Meeting to commence or if during the Shareholder Meeting a quorum ceases to be present, the Shareholder Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares, Class B Ordinary Shares, and Class C Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Shareholder Meeting there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Shareholder Meeting or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Q:	How will the Austerlitz Initial Shareholders vote?

A:

On the Record Date, the Austerlitz Initial Shareholders owned and were entitled to vote an aggregate of 29,571,430 Ordinary Shares, representing 30% of Austerlitz’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:

Austerlitz’s Memorandum and Articles of Association currently provide that Austerlitz has until the Original Termination Date to complete its initial business combination and, if Austerlitz does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Austerlitz in connection with either a closing of an initial business combination or Austerlitz’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Austerlitz’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Austerlitz in connection with either a closing of an initial business combination or Austerlitz’s inability to effect an initial business combination within the time frame specified in the Second Amended and Restated Memorandum and Articles of Association or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

In the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Austerlitz is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another five months to do so; (ii) Austerlitz will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Austerlitz to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. Austerlitz also plans to voluntarily delist the Class A Ordinary Shares from NYSE as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Memorandum and Articles of Association.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Austerlitz would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by Austerlitz’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

The Company may also move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

If presented, the Board recommends that you vote “FOR” the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Shareholder Meeting in person or by proxy or do attend the Shareholder Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, (a) with respect to the Charter Amendment Proposal and the Adjournment Proposal, your Ordinary Shares will not be counted for the purposes of determining whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes; and (b) with respect to the Trust Amendment Proposal, your Ordinary Shares will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	What happens if the Charter Amendment Proposal is not approved?

A:

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, Austerlitz may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by Austerlitz’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Austerlitz will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Q:	If the Charter Amendment Proposal is approved, what happens next?

A:

If the Charter Amendment Proposal is approved and implemented, and because Austerlitz will not be able to complete an initial business combination by the Amended Termination Date, Austerlitz will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Austerlitz also plans to voluntarily delist the Class A Ordinary Shares from NYSE as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Memorandum and Articles of Association.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of Austerlitz held by Austerlitz’s officers, directors, the Sponsor and its affiliates.

The above paragraph assumes the Trust Amendment Proposal is also approved as each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on approval of each other.

Q:	If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?

A:

Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved and implemented. You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise).

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Shareholders of record may (i) send a later-dated, signed proxy card to Continental, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting), revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at Austerlitz’s address at 1701 Village Center Circle, Las Vegas, Nevada 89134, which must be received by the Board prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q:	How are votes counted?

A:

Voting on all resolutions at the Shareholder Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, and “ABSTAIN” and broker non-votes. Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Austerlitz or by voting in person or online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Shareholder Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the Transfer Agent, at proxy@continentalstock.com no later than 72 hours prior to the Shareholder Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Shareholder Meeting virtually.

Under the rules of NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that NYSE determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, Austerlitz does not expect there to be any broker non-votes at the Shareholder Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of Austerlitz and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	What interests do Austerlitz’s directors and officers have in the approval of the Charter Amendment Proposal?

A:

Aside from their interests as shareholders, the Sponsor and Austerlitz’s officers and directors have interests that differ from the interests of other shareholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and Austerlitz’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and Austerlitz’s Officers and Directors,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:	No. There are no appraisal rights or dissenters’ rights available to Austerlitz’s shareholders in connection with the Charter Amendment Proposal.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a Public Shareholder and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(a)	hold Class A Ordinary Shares;

(b)	submit a written request to Continental, the Transfer Agent in which you request that Austerlitz redeem all or a portion of your Class A Ordinary Shares for cash; and

(c)

tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal, any Public Shareholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $10.00 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Class A Ordinary Shares in the Voluntary Redemption will be distributed promptly after the Shareholder Meeting.

Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of Austerlitz (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on [TWO BUSINESS DAYS BEFORE THE EGM DATE], 2022 (the “Voluntary Redemption Withdrawal Deadline”). If you deliver your shares (and share certificate (if any) and other redemption forms) for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that Austerlitz instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are tendered or delivered as described above and the Charter Amendment Proposal is approved and implemented, then, Austerlitz will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting.

If a Public Shareholder exercises their redemption rights in connection with the Voluntary Redemption, then they will be exchanging their Class A Ordinary Shares for cash and will no longer own those shares.

In addition, if the Charter Amendment Proposal is approved and implemented, and because Austerlitz will not be able to complete an initial business combination by the Amended Termination Date, Austerlitz will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), divided by the number of the remaining issued and outstanding Public Shares after completion of the Voluntary Redemption. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares (after taking into account the Voluntary Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Post-Amendment Share Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

The above paragraph assumes the Trust Amendment Proposal is also approved as each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on approval of each other.

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:

Austerlitz will pay the cost of soliciting proxies for the Shareholder Meeting. Austerlitz has engaged Morrow Sodali (“PS”) to assist in the solicitation of proxies for the Shareholder Meeting. Austerlitz will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Austerlitz may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Shareholders may call toll free: [●]

Banks and Brokers may call collect: [●]

Email: [●]

You also may obtain additional information about Austerlitz from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (either physically or electronically) (and share certificate (if any) and other redemption forms) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

E-mail: proxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF AUSTERLITZ SHAREHOLDERS

This proxy statement is being provided to Austerlitz shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Austerlitz shareholders to be held on [●], 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2022 to all shareholders of record of Austerlitz as of the close of business on [                ], 2022, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on [●], 2022 at [TIME] a.m., Eastern Time, at the Company’s offices located at 1701 Village Center Circle, Las Vegas, Nevada and virtually over the Internet via live audio webcast at [                    ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. You will be permitted to attend the Shareholder Meeting in person at the Company’s offices only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world.

You can pre-register to attend the virtual Shareholder Meeting starting [●], 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser [                    ] and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at [●], or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing [                    ] (toll-free) (or [                    ] (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [                    ]. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Shareholder Meeting will also be made available.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Austerlitz shareholders will consider and vote on the following proposals:

Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Memorandum and Articles of Association by adopting the Second Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of this proxy statement to change the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, from the Original Termination Date to the Amended Termination Date;

Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to [THE DATE OF SHAREHOLDER MEETING]; and

Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from (i) the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or (ii) the holders of Class A Ordinary Shares and Class B Ordinary Shares to approve the Trust Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Voting Power; Record Date

As a shareholder of Austerlitz, you have a right to vote on certain matters affecting Austerlitz. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on [                ], 2022, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 98,571,430 issued and outstanding Ordinary Shares, of which 69,000,000 Class A Ordinary Shares are held by the Public Shareholders, 14,785,715 Class B Ordinary Shares are held by the Austerlitz Initial Shareholders, and 14,785,715 Class C Ordinary Shares are held by the Austerlitz Initial Shareholders

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Austerlitz Initial Shareholders, who own 30% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Austerlitz Initial Shareholders, an additional 19,714,286 Ordinary Shares held by the Public Shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore (a) will not count as votes cast at the Shareholder Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

Under NYSE rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on [                ], 2022, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the

Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail.    By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [TIME] a.m., Eastern Time, on [●], 2022, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Shareholder Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Shareholder Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Shareholder Meeting.

Voting in Person at the Meeting.    If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.

Voting Electronically.    You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting [                ] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

Revoking Your Proxy

If you are a shareholder of record and give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•

you may send a later-dated, signed proxy card to Continental, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•	you may notify the Board in writing to Austerlitz Acquisition Corporation I, 1701 Village Center Circle, Las Vegas, NV 89134, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Shareholder Meeting. If any additional matters are properly presented at the Shareholder Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are an Austerlitz shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling 800-662-5500 (toll-free), or banks and brokers can call 203-658-9400, or by emailing AUS.info@investor.morrowsodali.com.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, Austerlitz’s Public Shareholders may demand that Austerlitz redeem their Public Shares for a full pro rata portion of the Trust Account, calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, Austerlitz will redeem these shares for a pro rata portion of funds deposited in the Trust Account, and the holder will no longer own these shares following the redemption.

As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

•	hold Class A Ordinary Shares;

•	submit a written request to Continental, the Transfer Agent, in which you request that Austerlitz redeem all or a portion of your Class A Ordinary Shares for cash; and

•

tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of Austerlitz that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker [$80] and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of Austerlitz (which they may do in whole or in part)) at any time up to

5:00 p.m., Eastern Time, on [TWO BUSINESS DAY BEFORE THE EGM DATE], 2022. If you deliver your shares (and share certificate (if any) and other redemption forms) for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that Austerlitz instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares (and share certificate (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares are tendered or delivered as described above and the Charter Amendment Proposal is approved and implemented, then, Austerlitz will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Austerlitz cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) (and share certificate (if any) and other redemption forms) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and because Austerlitz will not be able to complete an initial business combination by the Amended Termination Date, Austerlitz will be obligated to complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), divided by the number of the remaining issued and outstanding Public Shares after completion of the Voluntary Redemption. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares (after taking into account the Voluntary Redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares (and share certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. Upon the completion of the Post-Amendment Share Redemption, the Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) will be extinguished.

The above paragraph assumes the Trust Amendment Proposal is also approved as each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on approval of each other.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights or dissenters’ rights available to Austerlitz’s shareholders in connection with the Charter Amendment Proposal.

Proxy Solicitation Costs

Austerlitz is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Austerlitz has engaged PS to assist in the solicitation of proxies for the Shareholder Meeting. Austerlitz and its directors, officers and employees may also solicit proxies in person. Austerlitz will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Austerlitz will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Austerlitz will pay PS a fee of $[        ], plus disbursements, reimburse PS for its reasonable out-of-pocket expenses and indemnify PS and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Austerlitz’s proxy solicitor. Austerlitz will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Austerlitz shareholders. Directors, officers and employees of Austerlitz who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

Austerlitz is proposing to amend and restate its Memorandum and Articles of Association to change the date by which Austerlitz has to consummate a business combination from the Original Termination Date to the Amended Termination Date.

On the Record Date, the redemption price per share was approximately $10.00 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $690,000,000 as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on NYSE on the Record Date was $[        ]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $[        ] more per share than if the shares were sold in the open market. Austerlitz cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

Austerlitz is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Austerlitz’s objective is to identify and complete a business combination by capitalizing on a combination of Sponsor’s relationships, knowledge and experience across industries can effect a positive transformation or augmentation of an existing business. After the closing of the IPO in March 2021, and consistent with Austerlitz’s business purpose, the Board and Austerlitz’s management commenced an active search for potential business combination targets, leveraging Austerlitz’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As of the date of this proxy statement, Austerlitz’s management has reviewed more than one hundred potential merger partners in connection with Austerlitz’s search for suitable targets.

As of the date of this proxy statement, Austerlitz has not entered into a successful agreement to effectuate a business combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) Austerlitz’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) Austerlitz’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing. In particular, on November 12, 2021, Austerlitz and Wynn Resorts, Limited (“Wynn”) announced that the parties had mutually agreed to terminate their previously announced agreement and plan of merger, which contemplated the combination of Austerlitz and Wynn.

In particular, through its efforts to find a suitable target for a business combination, Austerlitz’s management has encountered material changes in the market valuations of public company transactions since the IPO, creating divergent expectations of valuation between SPACs like Austerlitz and shareholders of the privately owned businesses that may be interested in pursuing a business combination. The Board believes such a divergence in expectations will remain the trend in the near to medium term such that Austerlitz will not be able to identify, agree upon and consummate a business combination with a suitable target that meets Austerlitz’s criteria for a business combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected Austerlitz’s prospects for consummating a business combination, including the SEC’s proposed rules relating to, among other items, enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair Austerlitz’s ability to complete an initial business combination by or before the Original Termination Date.

The Memorandum and Articles of Association currently provide that Austerlitz has until the Original Termination Date to complete its initial business combination and, if Austerlitz does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s then remaining shareholders and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Board believes that the current provisions of the Memorandum and Articles of Association above were included to protect Austerlitz’s shareholders from having to sustain their investment for an unreasonably long period if Austerlitz were unable to find a suitable initial business combination target in the timeframe contemplated by the Memorandum and Articles of Association. However, even though the Board has determined that it is very unlikely that Austerlitz would be able to complete a business combination before the Original Termination Date, in the absence of a resolution passed pursuant to the Companies Act (As Revised) of the Cayman Islands to commence the voluntary liquidation of the Company prior to the consummation of a business combination, Austerlitz is not permitted by the Memorandum and Articles of Association and the existing Trust Agreement to return the funds in the Trust Account to the Public Shareholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Shareholders may only exercise their redemption rights in connection with a shareholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Memorandum and Articles of Association relating to the rights of holders of Class A Ordinary Shares.

The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Shareholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another five months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period and (ii) Austerlitz will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Share Redemption, which will allow Austerlitz to return the funds to its Public Shareholders earlier and enable these shareholders to recover their investment sooner and deploy such returned funds as they see fit. Austerlitz also plans to voluntarily delist the Class A Ordinary Shares from NYSE as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Memorandum and Articles of Association.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Austerlitz would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal is in the best interests of Austerlitz and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, Austerlitz may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by Austerlitz’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Austerlitz will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Further, if the Charter Amendment Proposal is not approved, the Voluntary Redemption will not be completed.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and implemented, and because Austerlitz will not be able to complete an initial business combination by the Amended Termination Date, Austerlitz will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Austerlitz also plans to voluntarily delist the Class A Ordinary Shares from NYSE as soon as practicable after completion of the Post-Amendment Share Redemption, subject to the rules of NYSE and the Second Amended and Restated Memorandum and Articles of Association.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of Austerlitz held by Austerlitz’s officers, directors, the Sponsor and its affiliates.

Interests of the Sponsor and Austerlitz’s Officers and Directors

When you consider the recommendation of the Board, Austerlitz shareholders should be aware that aside from their interests as shareholders, the Sponsor and Austerlitz’s officers and directors have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Austerlitz shareholders that they approve the Charter Amendment Proposal. Austerlitz shareholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:

•

the fact that the Sponsor and Austerlitz’s officers and directors have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Charter Amendment Proposal. Therefore, the 10,5333,333 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $15,800,000, and the 14,785,715 Class B Ordinary Shares held by the Austerlitz Initial Shareholders, for which they paid $12,500, and 14,785,715 Class C shares held by the Austerlitz Initial Shareholders, for which they paid $12,500, will become worthless if Austerlitz is not able to consummate a business combination within the required time period;

•

the fact that the Sponsor and Austerlitz’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them;

•

the fact that the Sponsor and Austerlitz’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial business combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial business combination. As of [                ], 2022, Austerlitz had cash of

$[        ] remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and Austerlitz’s officers and directors and their affiliates had incurred approximately $[●] of unpaid reimbursable fees and expenses, and $[        ] was owed to the Sponsor under a non-interest bearing, unsecured promissory note. Such amounts will continue to increase if the Charter Amendment Proposal is not approved and implemented; and

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Austerlitz to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which Austerlitz has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Austerlitz, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, Austerlitz’s Public Shareholders may demand that Austerlitz redeem their Public Shares for a full pro rata portion of the Trust Account, calculated as of two business days prior to the Shareholder Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, Austerlitz will redeem these shares for a pro rata portion of funds deposited in the Trust Account, and the holder will no longer own these shares following the redemption.

As a Public Shareholder, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

•	hold Class A Ordinary Shares;

•	submit a written request to Continental, the Transfer Agent, in which you request that Austerlitz redeem all or a portion of your Class A Ordinary Shares for cash; and

•

tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of Austerlitz that have not been tendered (either physically or electronically) (and share certificate (if any) and other redemption forms) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker [$80] and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for Voluntary Redemption, once made by a Public Shareholder, may be withdrawn (with the consent of the board of directors of Austerlitz (which they may do in whole or in part)) at any time up to 5:00 p.m., Eastern Time, on [TWO BUSINESS DAYS BEFORE THE EGM DATE], 2022. If you deliver your shares (and share certificate (if any) and other redemption forms) for Voluntary Redemption to the Transfer Agent and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal

Deadline that Austerlitz instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been tendered or delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Shareholder Meeting).

If a Public Shareholder properly makes a request for Voluntary Redemption and the Class A Ordinary Shares (and share certificate (if any) and other redemption forms) are tendered or delivered as described above and the Charter Amendment Proposal is approved and implemented, then, Austerlitz will redeem such Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Austerlitz cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises his, her or its redemption rights in connection with the Voluntary Redemption, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (either physically or electronically) (and share certificate (if any) and other redemption forms) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person, or represented by proxy, and entitled to vote thereon at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.

In addition to the shares of the Austerlitz Initial Shareholders, the approval of the Charter Amendment Proposal will require the affirmative vote of at least 36,142,857 Ordinary Shares held by the Public Shareholders (or approximately 52.4% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 3,285,714 Ordinary Shares held by the

Public Shareholders (or approximately 4.8% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Full Text of the Resolution

“RESOLVED, as a special resolution, that, the existing memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new second amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On March 2, 2021, we consummated our initial public offering of 69,000,000 units to our Public Shareholders (each unit comprising one Class A Ordinary Share and one-fourth of one-redeemable warrant (“Public Warrant”), collectively with the Class A Ordinary Share, a “Unit”), including the full 9,000,000 Unit exercise by the underwriters of their over-allotment option and the sale of an aggregate of 10,533,333 Private Placement Warrants to our Sponsor. As a result, an amount equal to $690,000,000 was placed in the Trust Account, with Continental acting as trustee. The balance of the Trust Account as of [                ], 2022 was $690,000,000.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Austerlitz in connection with either a closing of an initial business combination or Austerlitz’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Austerlitz’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares of the Company, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Shareholder Meeting.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that Austerlitz would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of Austerlitz and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, Austerlitz may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by Austerlitz’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Austerlitz in connection with Austerlitz’s inability to effect an initial business combination within the time frame specified in the Memorandum and Articles of Association or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by Austerlitz’s shareholders in accordance with the Memorandum and Articles of Association, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, the Voluntary Redemption will not be completed.

Interests of the Sponsor and Austerlitz’s Officers and Directors

When you consider the recommendation of the Board, Austerlitz shareholders should be aware that aside from their interests as shareholders, the Sponsor and Austerlitz’s officers and directors have interests that differ from the interests of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Austerlitz shareholders that they approve the Trust Amendment Proposal. Austerlitz shareholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:

•

the fact that the Sponsor and Austerlitz’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares. However, as of the date of the proxy statement, the Sponsor and Austerlitz’s officers and directors and have not purchased any Public Shares, but may do so at any time) except as noted in the table in the “Beneficial Ownership of Securities” section of this proxy statement. Therefore, the 10,533,333 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $15,800,000, the 14,785,715 Class B Ordinary Shares held by the Austerlitz Initial Shareholders, for which they paid $12,500, and the 14,785,715 Class C Ordinary Shares held by the Sponsor, for which they paid $12,500, will become worthless if Austerlitz is not able to consummate a business combination within the required time period; and

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Austerlitz to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount on the liquidation date, by the claims of prospective target businesses with which Austerlitz has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Austerlitz, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust

Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

In addition to the shares of the Austerlitz Initial Shareholders, the approval of the Trust Amendment Proposal will require the affirmative vote of at least 39,675,000 Ordinary Shares held by the Public Shareholders (or approximately 57.5% of the Class A Ordinary Shares).

Full Text of the Resolution

“RESOLVED, that, conditional upon the effectiveness of the second amended and restated memorandum and articles of association of the Company, the amendment to the Investment Management Trust Agreement, dated March 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering to [THE DATE OF SHAREHOLDER MEETING] be and is hereby authorized and approved.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Shareholder Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In either such event, the Company will ask shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by Austerlitz’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore and will have the effect of a vote “AGAINST” the Adjournment Proposal.

In addition to the shares of the Austerlitz Initial Shareholders, the approval of the Adjournment Proposal will require the affirmative vote of at least 19,714,286 Ordinary Shares held by the Public Shareholders (or approximately 28.6% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional vote from the Public Shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later time, date and place to be determined by the chairman of the extraordinary general meeting be and is hereby authorized and approved.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations for holders of Austerlitz’s Public Shares that elect to have their shares redeemed for cash. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their shareholders; or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Austerlitz has not sought, and Austerlitz does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Austerlitz’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal 1: The Charter Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Austerlitz or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A

Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Austerlitz’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Austerlitz’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50 percent of the total combined voting power of Austerlitz. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Austerlitz. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Austerlitz is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules”), such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because Austerlitz is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Austerlitz believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2021, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares and the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund),

including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Austerlitz is contingent upon, among other things, the provision by Austerlitz of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Austerlitz’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Charter Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders should consult their own tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF AUSTERLITZ AND CERTAIN INFORMATION ABOUT AUSTERLITZ

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on December 21, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses.

IPO and Private Placement

On March 2, 2021, we consummated our initial public offering of 69,000,000 units to our Public Shareholders (each unit comprising one Class A Ordinary Share and one-fourth of one-redeemable Public Warrant, collectively with the Class A Ordinary Share, a “Unit”), including the issuance of 9,000,000 Units as a result of exercise by the underwriters of their over-allotment option. The Units were sold at a price of $10.00 per share, generating gross proceeds of $690,000,000. The shares sold in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-252932). The SEC declared the registration statement effective on February 26, 2021. Concurrently with the IPO, we consummated the sale of an aggregate of 10,533,333 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, to our Sponsor for an aggregate purchase price of $15,800,000. The Private Placement Warrants are substantially similar to the Public Warrants, except that they will be subject to transfer restrictions until 30 days following the consummation of our initial business combination, subject to certain limited exceptions, and the Sponsor has entered into an agreement with us pursuant to which they have agreed to waive their redemption rights with respect to any Private Placement Warrants.

The net proceeds from the issuance of these shares were placed in the Trust Account and were placed in a U.S.-based, non-interest-bearing trust account at J.P. Morgan Chase Bank, N.A.

Transaction costs amounted to $38,680,632, consisting of $13,800,000 of underwriting commissions, $24,150,000 of deferred underwriting commissions and $730,632 of other offering costs.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Austerlitz’s Ordinary Shares as of the date of this proxy statement with respect to the beneficial ownership of shares of Austerlitz’s Ordinary Shares, by:

•	each person known by Austerlitz to be the beneficial owner of more than 5% of Austerlitz’s outstanding Ordinary Shares;

•	each of Austerlitz’s executive officers and directors that beneficially owns shares of Austerlitz’s Ordinary Shares; and

•	all Austerlitz’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 98,571,430 Ordinary Shares, consisting of (i) 69,000,000 Class A Ordinary Shares, (ii) 14,785,715 Class B Ordinary Shares and (iii) 14,785,715 Class C Ordinary Shares, issued and outstanding as of the date of this proxy statement. On all matters to be voted upon, except for the election or removal of directors of the Board prior to the initial business combination, holders of the Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares and Class C Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Class C Ordinary Shares
							Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Five Percent Holders:
Austerlitz Acquisition Sponsor, LP I (2)	—	—	14,685,715	99.3%	14,685,715	99.3%	29,371,430	29.8%
William P. Foley, II (2)	—	—	14,685,715	99.3%	14,685,715	99.3%	29,371,430	29.8%
Citadel Advisors LLC (3)	5,557,472	8.1%	—	—	—	—	5,557,472	5.6%
Empyrean Capital Overseas Master Fund, Ltd. (4)	3,618,760	5.2%					3,618,760	3.6%

Directors and Officers of Austerlitz

Hugh R. Harris	—	—	25,000	*	25,000	0.2%	50,000	*
Mark D. Linehan	—	—	25,000	*	25,000	0.2%	50,000	*
Erika Meinhardt	—	—	25,000	*	25,000	0.2%	50,000	*

Dexter Fowler	—	—	25,000	*	25,000	0.2%	50,000	*
Richard N. Massey	—	—	—	—	—	—	—	*
David W. Ducommun	—	—	—	—	—	—	—	*

Bryan D. Coy (5)	900	*	—	—	—	—	900	*
Michael L. Gravelle (6)	25,000	*	—	—	—	—	25,000	*
Ryan R. Caswell	—	—	—	—	—	—	—	*

All officers and directors as a group (9 individuals)	25,900	—	100,000	* %	100,000	* %	225,900	*

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our shareholders is 1701 Village Center Circle, Las Vegas, NV, 89134.
(2)

Trasimene Capital AU, LP I is the sole general partner of Austerlitz Acquisition Sponsor, LP I. Trasimene Capital AU, LP I has sole voting and dispositive power over the Class B Ordinary Shares and Class C Ordinary Shares owned by Austerlitz Acquisition Sponsor, LP I. Trasimene Capital AU, Corp. I is the sole general partner of Trasimene Capital AU, LP I. William P. Foley, II is the sole shareholder of Trasimene Capital AU, Corp. I, and therefore may be deemed to beneficially own 14,685,715 Class B Ordinary Shares, and 14,685,715 Class C Ordinary Shares, and ultimately exercises voting and dispositive power over the Class B and Class C Ordinary Shares held by Austerlitz Acquisition Sponsor, LP I. Mr. Foley disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

(3)	Based on a Schedule 13G filed with the SEC on February 14, 2022. Citadel Advisors LLC’s principal address is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.
(4)

Based on a Schedule 13G filed with the SEC on May 2, 2022. Empyrean Capital Partners, LP (“ECP”) serves as investment manager to Empyrean Capital Overseas Master Fund, Ltd. (“ECOMF”) with respect to the Class A Ordinary Shares directly held by ECOMF. Mr. Amos Meron, who serves as the managing member of Empyrean Capital, LLC, the general partner of ECP, with respect to the Class A Ordinary Shares directly held by ECOMF. The principal address of each of ECP and ECOMF is 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067.

(5)	Mr. Coy holds 225 warrants to purchase Class A Ordinary Shares at $11.50 per share.
(6)	Mr. Gravelle holds 6,250 warrants to purchase Class A Ordinary Shares at $11.50 per share.

HOUSEHOLDING INFORMATION

Unless Austerlitz has received contrary instructions, Austerlitz may send a single copy of this proxy statement to any household at which two or more shareholders reside if Austerlitz believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Austerlitz’s expenses. However, if shareholders prefer to receive multiple sets of Austerlitz’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Austerlitz’s disclosure documents, the shareholders should follow these instructions:

•

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Austerlitz Acquisition Corporation I, 1701 Village Center Circle, Las Vegas, NV 89134, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

SHAREHOLDER PROPOSALS

For any proposal to be considered for inclusion in the Austerlitz proxy statement and form of proxy for submission to shareholders at an annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Amended and Restated Memorandum and Articles of Association. Such proposals must be received by the Austerlitz at its executive offices at a reasonable time before the Austerlitz begins to print and send its proxy materials for an annual general meeting.

We have determined that it is very unlikely that Austerlitz will be able to complete an initial business combination by either the Amended Termination Date or the Original Termination Date. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and because Austerlitz will not be able to complete an initial business combination by the Amended Termination Date, Austerlitz will (i) immediately after the Shareholder Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption (as defined below); (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all remaining issued and outstanding Public Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), divided by the number of the then-outstanding Public Shares; and (iv) as promptly as reasonably possible following such redemption and subject to the approval of Austerlitz’s remaining shareholders after completion of the Post-Amendment Share Redemption and the Board, liquidate and dissolve, subject in each case to Austerlitz’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and consequently, there will be no annual general meeting at which shareholders could submit proposals.

Similarly, if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, and we do not consummate an initial business combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meeting at which shareholders could submit proposals.

WHERE YOU CAN FIND MORE INFORMATION

Austerlitz files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Austerlitz at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Austerlitz upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Austerlitz in writing at Austerlitz Acquisition Corporation I, 1701 Village Center Circle, Las Vegas, NV 89134 or by telephone at 702-323-7330.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Austerlitz, by calling 800-662-5500 (toll-free), or banks and brokers can call 203-658-9400, or by emailing AUS.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than [•], 2022.

ANNEX A

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

AUSTERLITZ ACQUISITION CORPORATION I

(ADOPTED BY SPECIAL RESOLUTION DATED [DATE] AND EFFECTIVE ON [DATE])

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

AUSTERLITZ ACQUISITION CORPORATION I

(ADOPTED BY SPECIAL RESOLUTION DATED [DATE] AND EFFECTIVE ON [DATE])

1	The name of the Company is Austerlitz Acquisition Corporation I

2

The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4	The liability of each Member is limited to the amount unpaid on such Member’s shares.

5

The share capital of the Company is US$96,100 divided into 800,000,000 Class A ordinary shares of a par value of US$0.0001 each, 80,000,000 Class B ordinary shares of a par value of US$0.0001 each, 80,000,000 Class C ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each.

6

The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7

Capitalised terms that are not defined in this Second Amended and Restated Memorandum of Association bear the respective meanings given to them in the Second Amended and Restated Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

AUSTERLITZ ACQUISITION CORPORATION I

(ADOPTED BY SPECIAL RESOLUTION DATED [DATE] AND EFFECTIVE ON [DATE])

1	Interpretation

1.1	In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”	in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Applicable Law”	means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these second amended and restated articles of association of the Company.

“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).

“Business Combination”	means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on the New York Stock Exchange, must occur with one or more target businesses that together have an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting discounts and taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.

“Clearing House”	means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Class C Share”	means a Class C ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Company”	means the above named company.

“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).

“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the New York Stock Exchange.

“Directors”	means the directors for the time being of the Company.

“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.

“Electronic Communication”	means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.

“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.

“Equity-linked Securities”	means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Forward Purchase Agreement”	means an agreement that provides for the sale of equity securities in a private placement that will close substantially concurrently with the consummation of a Business Combination.

“Forward Purchase Share”	means a Class A Share to be issued pursuant to a Forward Purchase Agreement.

“Forward Purchase Warrant”	means a warrant to purchase a Class A Share to be issued pursuant to a Forward Purchase Agreement.

“Founders”	means all Members immediately prior to the consummation of the IPO.

“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.

“IPO”	means the Company’s initial public offering of securities.

“Member”	has the same meaning as in the Statute.

“Memorandum”	means the second amended and restated memorandum of association of the Company.

“Corporate Governance and Nominating Committee”	means the corporate governance and nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Officer”	means a person appointed to hold an office in the Company.

“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Over-Allotment Option”	means the option of the Underwriters to purchase up to an additional 15 per cent of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.

“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.

“Redemption Notice”	means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.

“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.

“Registered Office”	means the registered office for the time being of the Company.

“Representative”	means a representative of the Underwriters.

“Seal”	means the common seal of the Company and includes every duplicate seal.

“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.

“Share”	means a Class A Share, a Class B Share, a Class C Share or a Preference Share and includes a fraction of a share in the Company.

“Special Resolution”	subject to Article 29.4, has the same meaning as in the Statute, and includes a unanimous written resolution.

“Sponsor”	means Austerlitz Acquisition Sponsor, LP I, a Cayman Islands exempted limited partnership, and its successors or assigns.

“Statute”	means the Companies Act (As Revised) of the Cayman Islands.

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.

“Trust Account”	means the trust account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

1.2	In the Articles:

(a)	words importing the singular number include the plural number and vice versa;

(b)	words importing the masculine gender include the feminine gender;

(c)	words importing persons include corporations as well as any other legal or natural person;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)

any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)

the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)	headings are inserted for reference only and shall be ignored in construing the Articles;

(j)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)

any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)	sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)

the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)	the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2	The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3	Issue of Shares and other Securities

3.1

Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Ordinary Share Conversion or Class C Ordinary Share Conversion set out in the Articles.

3.2

The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3

The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

3.4	The Company shall not issue Shares to bearer.

4	Register of Members

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2

The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5	Closing Register of Members or Fixing Record Date

5.1

For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2

In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3

If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6	Certificates for Shares

6.1

A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2

The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3

If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4

Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5

Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7	Transfer of Shares

7.1

Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

7.2

The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8	Redemption, Repurchase and Surrender of Shares

8.1

Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)

Class B Shares held by the Founders shall be surrendered by the Founders for no consideration on a pro-rata basis to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 30 per cent of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

8.2

Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4	The Directors may accept the surrender for no consideration of any fully paid Share.

9	Treasury Shares

9.1	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10	Variation of Rights of Shares

10.1

Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Ordinary Share and Class C

Ordinary Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2

For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11	Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12	Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13	Lien on Shares

13.1

The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2

The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3

To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4

The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14	Call on Shares

14.1

Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2	A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4

If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5

An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7

The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8

No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15	Forfeiture of Shares

15.1

If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2

If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3

A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4

A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5

A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6

The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16	Transmission of Shares

16.1

If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2

Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3

A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17	Class B Ordinary Share and Class C Ordinary Share Conversion

17.1

The rights attaching to the Class A Shares, Class B Shares and Class C Shares shall rank pari passu in all respects, and the Class A Shares, Class B Shares and Class C Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class B Share and the holder of a Class C Share shall have the conversion rights referred to in this Article.

17.2

Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Class B Share Conversion Ratio”): automatically on the first business day following the closing of a Business Combination.

17.3

Notwithstanding the Initial Class B Share Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares on the first business day following the closing of a Business Combination; provided that the Initial Class B Share Conversion Ratio shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 15 per cent of the sum of all Class A Shares, Class B Shares and Class C Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination (including any Forward Purchase Shares but not any Forward Purchase Warrants), excluding (A) any Shares or any Equity-linked Securities issued, or to be issued, to any seller in a Business Combination, (B) any private placement warrants issued to the Sponsor or any of its Affiliates upon conversion of working capital loans made to the Company and (C) any Class A Shares issued or deemed issued upon conversion of the Class B Shares and the Class C Shares as a result of the Business Combination.

17.4

Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Class B Share Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.5

The Initial Class B Share Conversion Ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.6

Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.7

Class C Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Class C Share Conversion Ratio”): after the closing of the Business Combination, at the earlier of (x) a time following the closing of the initial Business Combination in which the last reported sale price of our Class A ordinary shares for any 20 trading days within a 30-trading day period equals or exceeds:

(a)	US$15.25 if occurring before the third (3rd) anniversary of the closing of the Business Combination;

(b)	US$23.00 if occurring before the sixth (6th) anniversary of the closing of the Business Combination; or

(c)	US$35.00 if occurring before the ninth (9th) anniversary of the closing of the Business Combination,

and (y) the date on which we complete a merger, share exchange, reorganisation or other similar transaction that results in both a Change of Control (as defined below) and all of our public shareholders having the right to exchange their Class A Shares for cash, securities or other property. For the avoidance of doubt, all Class C Shares shall automatically convert to Class A Shares upon the first to occur of any of this Article 17.7(x)(a), (b) or (c), or 17.7(y) above, at the Initial Class C Share Conversion Ratio.

17.8

“Change of Control” means the occurrence of any one of the following after the consummation of a Business Combination (but not in connection with such Business Combination) if any of the following occurs:

(a)

a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, any of its wholly owned subsidiaries and the Company’s and its wholly-owned subsidiaries’ respective employee benefit plans:

(i)	has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of Shares representing more than 50% of the voting power of the Shares; and

(ii)

has filed a Schedule TO or any schedule, form or report under the Exchange Act disclosing that an event described in (b)(i) below has occurred; provided, however, that a “person” or “group” shall not be deemed a beneficial owner of, or to own beneficially, any securities tendered pursuant to a tender or exchange offer made by or on behalf of such “person” or “group” or any of their affiliates until such tendered securities are accepted for purchase or exchange thereunder;

(b)	the consummation of:

(i)

any recapitalisation, reclassification or change of the Shares in issue (other than a change from no par value to par value, a change in par value or a change from par value to no par value, or changes resulting from a sub-division or consolidation) as a result of which all of the Shares in issue would be converted into, or exchanged for, shares, other securities, or other property or assets;

(ii)

any share exchange, consolidation or merger of the Company pursuant to which all of the Class A Shares in issue shall be converted into cash, securities or other property or assets (including any combination or consolidation thereof); or

(iii)

any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the Company’s or its consolidated assets, taken as a whole, to any person or entity (other than one of the Company’s wholly owned subsidiaries);

provided, however, that a transaction described in (b)(i) or (ii) in which the holders of all classes of the Company’s common equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of the common equity of the continuing or surviving entity immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Change of Control pursuant to this (b);

(c) (i)	the Members approve any plan or proposal for the Company’s liquidation (other than a liquidation that shall occur contemporaneously with a transaction described in (b)(ii) above); or

(ii)	Class A Shares cease to be listed or quoted on any of The New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (or

any of their respective successors); provided, however, that a transaction or transactions described in (a) or (b) above shall not constitute a Change of Control, if at least 90% of the consideration received or to be received by the holders of Shares, excluding cash payments for fractional Shares and cash payments made in respect of dissenters’ rights, in connection with such transaction or transactions consists of Shares that are listed or quoted on any of The New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (or any of their respective successors) or shall be so Listed or quoted when issued or exchanged in connection with such transaction or transactions, and as a result of such transaction or transactions such consideration becomes the equity interests in which Class C Shares convert into.

17.9

Notwithstanding the Initial Class C Share Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class C Shares in issue shall automatically convert into Class A Shares upon the first to occur of any of pursuant to Article 17.7(x)(a), (b) or (c), or 17.7(y) above; provided that the Initial Class C Share Conversion Ratio will be adjusted (unless the holders of a majority of the Class C Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class C Shares will equal, on an as-converted basis, in the aggregate, 15 per cent of the sum of all Class A Shares, Class B Shares and Class C Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination (including any Forward Purchase Shares but not any Forward Purchase Warrants), , excluding (A) any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination, (B) any private placement warrants issued to the Sponsor or any of its Affiliates upon conversion of working capital loans made to the Company and (C) any Class A Shares issued or deemed issued upon conversion of the Class B Shares and the Class C Shares as a result of the Business Combination.

17.10

Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Class C Share Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class C Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.11

The foregoing Initial Class C Share Conversion Ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class C Shares in issue.

17.12

Each Class C Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class C Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class C Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class C Shares in issue at the time of conversion.

17.13

References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares or Class C Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares or Class C Shares have been converted or exchanged at a price per Class B Share or price per Class C Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The

Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.14	Notwithstanding anything to the contrary in this Article, in no event may any Class B Share or Class C Share convert into Class A Shares at a ratio that is less than one-for-one.

18	Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1	The Company may by Ordinary Resolution:

(a)	increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)

by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)

cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2

All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3	Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 29.4, the Company may by Special Resolution:

(a)	change its name;

(b)	alter or add to the Articles;

(c)	alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)	reduce its share capital or any capital redemption reserve fund.

19	Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

20	General Meetings

20.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2

The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3

The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

20.4

Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21	Notice of General Meetings

21.1

At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)

in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

21.2

The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22	Proceedings at General Meetings

22.1

No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2

A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3

A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4

If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5

The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6

If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7

The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8

When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9

If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10

When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11	A resolution put to the vote of the meeting shall be decided on a poll.

22.12	A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13

A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14	In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

23	Votes of Members

23.1

Subject to any rights or restrictions attached to any Shares, including as set out at Article 29.4, every Member present in any such manner shall have one vote for every Share of which he is the holder.

23.2

In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3

A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4

No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5

No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6

Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7

A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24	Proxies

24.1

The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2

The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3

The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4

The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5

Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25	Corporate Members

25.1

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

25.2

If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26	Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

27	Directors

27.1	There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2

The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been appointed and qualified.

28	Powers of Directors

28.1

Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2

All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3

The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4

The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29	Appointment and Removal of Directors

29.1

Prior to the consummation of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares and the Class C Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares and the Class C Shares remove any Director. For the avoidance of doubt, prior to the consummation of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

29.2

The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3	After the consummation of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.4

Prior to the consummation of a Business Combination, Article 29.1 may only be amended by a Special Resolution passed by at least 90 per cent of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been given, or by way of unanimous written resolution.

30	Vacation of Office of Director

The office of a Director shall be vacated if:

(a)	the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)

the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)	the Director is found to be or becomes of unsound mind; or

(e)

all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31	Proceedings of Directors

31.1	The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2

Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

31.3

A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4

A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5

A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6

The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7

The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8

All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9

A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32	Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

33	Directors’ Interests

33.1

A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2

A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

33.3

A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4

No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

33.5

A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34	Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

35	Delegation of Directors’ Powers

35.1

The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2

The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3

The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

35.4

The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5

The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

35.6

The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

36	No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

37	Remuneration of Directors

37.1

The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2

The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a

Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

38	Seal

38.1

The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2

The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3

A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39	Dividends, Distributions and Reserve

39.1

Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2

Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

39.3	The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

39.4

The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

39.5

Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6

The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7

Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8	No Dividend or other distribution shall bear interest against the Company.

39.9

Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40	Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

41	Books of Account

41.1

The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

41.2

The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

41.3

The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42	Audit

42.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2

Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

42.3

If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5

If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6

Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7

Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

42.8

The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

42.9

At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

43	Notices

43.1

Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2	Where a notice is sent by:

(a)

courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)

post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)

cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)

e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)	placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3

A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4

Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

44	Winding Up

44.1

If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)

if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)

if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

44.2

If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

45	Indemnity and Insurance

45.1

Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2

The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3

The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

46	Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

47	Transfer by Way of Continuation

47.1

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

47.2

Prior to the closing of a Business Combination, only the Class B Shares and the Class C Shares shall carry the right to vote on any resolution of the Members to approve any transfer by way of continuation pursuant to this Article.

48	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

49	Business Combination

49.1

Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

49.2	Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)

provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 upon consummation of such Business Combination.

49.3

If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4

At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.

49.5

Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the

Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).

49.6

A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7	In the event that the Company does not consummate a Business Combination by [date], or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8	In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by [date], or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

49.9

A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.10

After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.

49.11

A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.12

As long as the securities of the Company are listed on the New York Stock Exchange, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

49.13

The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

50	Business Opportunities

50.1

To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

50.2

Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

50.3

To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

ANNEX B

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [●] 2022, is made by and between Austerlitz Acquisition Corporation I, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of March 2, 2021 (the “Trust Agreement”);

WHEREAS, following the closing of the Offering and as of March 2, 2021, a total of $690,000,000 of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of any taxes payable) (x) pursuant to the terms of that certain letter from the Company in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) to the Public Shareholders of record as of the date which is the later of 24 months after the closing of the Offering and such later late as may be approved by the Company’s shareholders in accordance with the Company’s Charter;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be modified, amended or deleted with the affirmative vote of sixty five percent (65%) or more of the then outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) voting together as a single class; and

WHEREAS, pursuant to an extraordinary general meeting of the shareholders of the Company held on the date hereof, at least sixty five percent (65%) of the then issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, voted affirmatively to approve this Amendment Agreement;

WHEREAS, pursuant to an extraordinary general meeting of the shareholders of the Company held on the date hereof, shareholders of the Company have passed a special resolution to adopt the second amended and restated memorandum and articles of association of the Company (the “Second Amended Articles”) to amend and restate the Company’s Charter; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.     Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2.     Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only and promptly (x) after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, General Counsel or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest, if any, not previously released to the Company to pay its tax obligations (and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, if applicable), only as directed in the Termination Letter and the other documents referred to therein, or (y) on [●], if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, if any, and not previously released to the Company pursuant to its tax obligation (and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, if applicable), shall be distributed to the Public Shareholders of record as of such date; provided, further, that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable.

3.     Amendment to Exhibit B. Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.

4.     Amendment to Exhibit D. Effective as of the execution hereof, Exhibit D of the Trust Agreement is hereby amended and restated in its entirety with Exhibit D attached hereto.

5.     No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

6.     References.

(a)    All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to June 28, 2021.

(b)    All references to the “Charter” in the Trust Agreement (as amended by this Amendment) and terms of similar import shall mean the Second Amended Articles.

7.     Governing Law and Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

8.     Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

9.     Other Miscellaneous Terms. The provisions of Sections 6(e), 6(f) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

[Signature Page to the Amendment to Investment Management Trust Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

AUSTERLITZ ACQUISITION CORPORATION I

By:
Name:
Title:

[Signature Page to the Amendment to Investment Management Trust Agreement]

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account – Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Austerlitz Acquisition Corporation I (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of March 2, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination within the time frame specified in the Company’s amended and restated memorandum and articles of association. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account investments, and to transfer the total proceeds to the trust operating account at JP Morgan Chase Bank, N.A. to await distribution to the Public Shareholders. The Company has selected [●] as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. It is acknowledged that no interest will be earned by the Company on the liquidation proceeds while on deposit in the trust operating account. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the amended and restated memorandum and articles of association of the Company. Upon the distribution of all the funds in the trust account, your obligations under the Trust Agreement shall be terminated.

AUSTERLITZ ACQUISITION CORPORATION I

By:
Name:
Title:

cc:	Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

BofA Securities, Inc.

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account No. — Amendment Notification and Redemption Liquidation Request

Dear Mr. Wolf and Ms. Gonzalez:

Reference is made to the Investment Management Trust Agreement between Austerlitz Acquisition Corporation I (the “Company”) and Continental Stock Transfer & Trust Company, dated as of March 2, 2021 (the “Trust Agreement”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Pursuant to Section 1(k) of the Trust Agreement, this is to advise you that the Company has sought an Amendment. Accordingly, in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate a sufficient portion of the Trust Account and to transfer $[●] of the proceeds of the Trust Account to the trust operating account at JP Morgan Chase Bank, N.A. for distribution to the stockholders that have requested redemption of their shares in connection with such Amendment.

AUSTERLITZ ACQUISITION CORPORATION I

By:
Name:
Title: